Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20110176340-75
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            09/09/2011 11:04 AM
Website: www.nvsos.gov                                    Entity Number
                                                          E0131302011-1

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               ISOFT INTERNATIONAL INC.

2. Registered Agent           [X] Commercial Registered Agent    STATE AGENT AND TRANSFE-SEE ATTACHED
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Shares:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75,000,000      Par value: $0.001      without par value: 0
   authorized
   to issue)


4. Names & Addresses,         1. Mohamed Ayad
   of Board of                   Name
   Directors/Trustees:           112 North Curry Street          Carson City         NV       89703-4934
   (attach additional page       Street Address                      City          State       Zip Code
   if there is more than 3
   directors/trustees         2.
                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          ANY LAWFUL BUSINESS ACTIVITY

6. Names, Address             THOMAS PUZZO                                         X THOMAS PUZZO
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    4216 NE 70th Street              Seattle       WA         98115
   if there is more than 1    Address                            City      State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ STATE AGENT AND TRANSFE SYNDICATE, INC.                      3/9/2011
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                   CONTINUED
   Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:   ISOFT INTERNATIONAL INC.

FOREIGN NAME
TRANSLATION:   Not Applicable

PURPOSE:       ANY LAWFUL BUSINESS ACTIVITY

REGISTERED
AGENT NAME:    STATE AGENT AND TRANSFE SYNDICATE, INC.

STREET
ADDRESS:       Not Applicable

MAILING
ADDRESS:       Not Applicable

                    PAGE 2 OF 2 ARTICLES OF INCORPORATION OF
                            ISOFT INTERNATIONAL INC.


8. ACQUISITIONS OF CONTROLLING INTEREST AND INTERESTED STOCKHOLDERS

     8.1 Acquisition of Controlling Interest. The corporation elects not to be governed by NRS 78.378 to 78.3793.

     8.2. Combinations with Interested Stockholders. The corporation elects not to be governed by NRS 78.411 to 78.444.


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